                                                                      Exhibit 24

                                POWER OF ATTORNEY

      I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended October 3, 2004, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

         Signature                          Title                                       Date
         ---------                          -----                                       ----
/s/ Charles G. McClure, Jr.         Chairman of the Board, Chief                November 11, 2004
---------------------------       Executive Officer and President
Charles G. McClure, Jr.            (principal executive officer)
                                            and Director

/s/ Joseph B. Anderson, Jr.                 Director                            November 11, 2004
---------------------------
Joseph B. Anderson, Jr.

/s/ Rhonda L. Brooks                        Director                            November 11, 2004
---------------------------
Rhonda L. Brooks

/s/ David W. Devonshire                     Director                            November 11, 2004
---------------------------
David W. Devonshire

/s/ Joseph P. Flannery                      Director                            November 11, 2004
---------------------------
Joseph P. Flannery

/s/ William D. George, Jr.                  Director                            November 11, 2004
---------------------------
William D. George, Jr.

/s/ Richard W. Hanselman                    Director                            November 11, 2004
---------------------------
Richard W. Hanselman

/s/ Charles H. Harff                        Director                            November 11, 2004
---------------------------
Charles H. Harff

/s/ Victoria B. Jackson                     Director                            November 11, 2004
---------------------------
Victoria B. Jackson

/s/ James E. Marley                         Director                            November 11, 2004
---------------------------
James E. Marley

/s/ William R. Newlin                       Director                            November 11, 2004
---------------------------
William R. Newlin

/s/ James E. Perrella                       Director                            November 11, 2004
---------------------------
James E. Perrella

/s/ Steven G. Rothmeier                     Director                            November 11, 2004
---------------------------
Steven G. Rothmeier

/s/ Andrew J. Schindler                     Director                            November 11, 2004
---------------------------
Andrew J. Schindler

/s/ Martin D. Walker                        Director                            November 11, 2004
---------------------------
Martin D. Walker

/s/ S. Carl Soderstrom, Jr.              Senior Vice President                  November 11, 2004
---------------------------               and Chief Financial
S. Carl Soderstrom, Jr.            Officer (principal financial officer)

/s/ Rakesh Sachdev                    Vice President and Controller             November 11, 2004
---------------------------          (principal accounting officer)
Rakesh Sachdev